Exhibit 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-KSB for the year ended July 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2003      By: /s/ Douglas C. Lloyd
                              Douglas C. Lloyd,
                              President and Chief Executive
                              Officer
                              (Principal Executive Officer)


Dated: November 13, 2003      By: /s/ Donald G. Payne
                              Donald G. Payne
                              Chief Financial Officer
                              (Principal Financial Officer)